UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On June 12, 2026, (the “Effective Date”), CLNC NNN Alberts AZ, LLC, a Delaware limited liability company, and CLNC NNN Alberts CA, LLC, a Delaware limited liability company (together, the “Sellers”, which are subsidiaries of BrightSpire Capital, Inc., the “Company”), entered into an Agreement for Purchase and Sale of Real Estate (the “Purchase and Sale Agreement”), with ALTOAZ001 LLC, a Delaware limited liability company, and ALTRCA001 LLC, a Delaware limited liability company (together, the “Purchasers”), whereby the Sellers agreed to sell two industrial real properties and improvements located in Tolleson, Arizona and Tracy, California (the Company’s “Net Lease 1 Investment”).

On September 14, 2026, the Sellers completed the sale of the Net Lease 1 Investment. The consideration for the sale of the Net Lease 1 Investment totaled $300.0 million, consisting of (i) the Purchasers’ assumption of an existing mortgage loan in the original principal amount of $94.0 million, (ii) the assumption by an affiliate of the Purchasers of an existing mezzanine loan in the original principal amount of $106.0 million, in each case secured by or related to the Net Lease 1 Investment and (iii) $97.9 million of cash, net of closing and other transaction expenses.

The unaudited pro forma condensed consolidated financial statements of the Company, together with the related notes thereto, after giving effect to the sale of the Net Lease 1 Investment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Financial Statements of BrightSpire Capital, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2026	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel and Secretary